AAMPRO GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
JUNE 30, 2007

AAMPRO GROUP, INC. AND SUBSIDIARIES
INDEX TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2007

Page

Introduction to Unaudited Pro Forma Condensed Consolidated
Financial Statements	1

Financial Statements (Unaudited):

Balance Sheet at June 30, 2007 (Unaudited)	2

Statement of Income for the Six Months Ended June 30, 2007 (Unaudited)	3

Statement of Income for the Year Ended December 31, 2006 (Unaudited)	4

Notes to the Consolidated Financial Statements (Unaudited)	5

AAMPRO GROUP, INC. AND SUBSIDIARIES
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

On July 2, 2007, AAMPRO Group, Inc. and Subsidiaries (“AAMPRO”) consummated a Share Exchange Agreement (“the Agreement”) with Vital Consultants, L.L.C., (“Vital” and “the Company”) a New Jersey limited liability company. Under the terms of the Agreement AAMPRO issued 80 million shares of its common stock in exchange for all the membership interests in Vital from its members. The transaction will be accounted for as a reverse acquisition (“the Merger”) for accounting and financial statement purposes. Accordingly, Vital will be treated as the surviving entity and the Merger is accounted for as a recapitalization in which the assets and liabilities of Vital have been recorded at their historical values and the outstanding capital has been restated to give effect to the shares of common stock issued in connection with the transaction.

The following unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of AAMPRO and Vital and have been prepared to illustrate the effects of the Merger under the terms of the Agreement. The following data is presented as if the Merger was effective as of June 30, 2007 for the unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2006 and the six months ended June 30, 2007 are presented as if the Merger had occurred on the first day of each period presented. Subsequent to the Merger, reported financial position, results of operations, and cash flows of the consolidated group shown for comparative purposes in periodic filings will reflect Vital’s operations only.

The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company’s pro forma financial position and results of operations in accordance with Article 11 of SEC Regulation S-X based upon available information and certain assumptions considered reasonable under the circumstances. The pro forma data presented herein is for informational purposes only and is not intended to represent or be indicative of the results of operations or financial condition of the consolidated entities that would have been reported had the proposed transaction been completed as of the dates presented, and should not be taken as representative of future results of operations or financial position of the consolidated group.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the the historical financial statements, including the related notes covering these periods included in AAMPRO’s Annual Report on Form 10-KSB as of and for the fiscal year ended December 31, 2006; and in the financial statements of Vital Consultants, L.L.C. as of and for the year ended December 31, 2006, and as of and for the six months ended June 30, 2007 included as exhibits to this Form 8-K.

AAMPRO GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 2007

		AAMPRO Group, Inc. and Subsidiaries	Vital Consultants, L.L.C.	Note	Adjustments	Proforma

ASSETS

CURRENT ASSETS
Cash		$94,282	$ 3,134	A	$(94,282)	$3,134
Accounts receivable, net		315,931	-	A	(315,931)	-
Other current assets		70,386	5,192	A	(70,386)	5,192
Total Current Assets		480,599	8,326			8,326

OTHER ASSETS
Customer lists, net		20,300	-	A	(20,300)	-
Property and equipment, net		6,602	73,671	A	(6,602)	73,671
TOTAL ASSETS		$507,501	$81,997			$81,997

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses		$296,428	$ -	A	(296,428)	$-
Accrued penalties		1,554,000	-	A	(1,554,000)	-
Health benefits payable		902,466	-	A	(902,466)	-
Payroll taxes payable		3,403,268	-	A	(3,403,268)	-
Installment notes payable		18,078	-	A	(18,078)	-
Client deposits		46,367	-	A	(46,367)	-
Total Current Liabilities		6,220,607	-			-

TOTAL LIABILITIES

STOCKHOLDERS' EQUITY
Preferred stock Series A, convertible, no par value; 10 million shares authorized; 0 shares issued and outstanding		-	-		-	-
Common stock, $.001; 100 million shares
authorized; 80,172,195 issued and	{1}
outstanding		172	-	A	39,559	39,731
Additional paid-in capital		2,187,191	-	A	(2,187,191)	-
Contributed capital, L.L.C.		-	39,731	A	(39,731)	-
Accumulated earnings (deficit)		(7,900,469)	42,266	A	7,900,469	42,266
Total Stockholders' (Deficit) Equity		(5,713,106)	81,997			81,997
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY		$507,501	$81,997			$81,997

{1}
The number of common shares issued and outstanding includes 80 million shares issued July 2, 2007in exchange for all the outstanding membership interests in Vital Consultants, L.L.C.  For the purposeof presenting pro forma financial information, these shares are presented as if they were issued as ofthe balance sheet date.

See the accompanying notes to unaudited pro forma condensed consolidated financial statements

AAMPRO GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007

	AAMPRO Group, Inc. and Subsidiaries		Vital Consultants, L.L.C.	Note	Adjustments	Proforma

REVENUE:
Fee income	$-		$101,405			$101,405
Staffing revenue	485,710		-	A	$(485,710)	-
Payroll processing revenue	67,154		-	A	(67,154)	-
Total Revenue	552,864		101,405			101,405

COST OF REVENUE	296,405		30,384	A	(296,405)	30,384

GROSS PROFIT	256,459		71,021			71,021

OPERATING EXPENSES
General and administrative expenses	710,516		55,865	A	(710,516)	55,865
Stock based compensation	-		-			-
Depreciation and amortization	3,748		7,828	A	(3,748)	7,828
Total Operating Expenses	714,264		63,693			63,693

INCOME (LOSS) FROM OPERATIONS	(457,805)		7,328			7,328

OTHER INCOME (EXPENSE)
Interest income	28		-	A	(28)	-
Other income	72,427		-	A	(72,427)	-
Interest expense	(608)		-	A	608	-
Total Other Income (Expense)	71,847		-			-

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(385,958)		7,328			7,328
Provision for income taxes	-		-			-
NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$(385,958)		$7,328			$7,328

NET LOSS PER SHARE	$ (0.00	) {2}	$-

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	80,172,195	{2}	-

{2}
Net loss per share and weighted average number of common shares outstanding give effect for 80 millionshares issued July 2, 2007 in exchange for all the outstanding membership interests in Vital Consultants,L.L.C.  For the purpose of presenting pro forma financial information,  these shares are presented as ifthey had been outstanding during the period presented.

See the accompanying notes to unaudited pro forma condensed consolidated financial statements

AAMPRO GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

	AAMPRO Group, Inc. and Subsidiaries		Vital Consultants, L.L.C.	Note	Adjustments	Proforma

REVENUE:
Fee income	$-		$355,741			$355,741
Employee leasing revenue, net	954,278		-	A	$(954,278)	-
Staffing revenue	665,977		-	A	(665,977)	-
Payroll processing revenue	239,349		-	A	(239,349)	-
Total Revenue	1,859,604		355,741			355,741

COST OF REVENUE	1,200,114		176,576		(1,200,114)	176,576

GROSS PROFIT	659,490		179,165			179,165

OPERATING EXPENSES
General and administrative expenses	1,803,900		135,814	A	(1,803,900)	135,814
Stock based compensation	61,950		-	A	(61,950)	-
Depreciation and amortization	10,558		8,412	A	(10,558)	8,412
Total Operating Expenses	1,876,408		144,226			144,226

INCOME (LOSS) FROM OPERATIONS	(1,216,918)		34,939			34,939

OTHER INCOME (EXPENSE)
Interest income	901		-	A	(901)	-
Interest expense	(11,651)		-	A	11,651	-
Other income	34,227		-		(34,227)	-
Total Other Income (Expense)	23,477		-	A		-

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(1,193,441)		34,939			34,939
Provision for income taxes	-		-			-
NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$(1,193,441)		$34,939			$34,939

NET LOSS PER SHARE	$ (0.01	) {3}	$-

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	80,172,195	{3}	-

{3}	Net loss per share and weighted average number of common shares outstanding give effect for-

a)	80 million shares issued July 2, 2007 in exchange for all the outstanding membership interestsin Vital Consultants, L.L.C., and

b)	1:300 reverse stock split effective June 13, 2007.

For the purpose of presenting pro forma financial information,  the 80 million sharesissued in connection with the Merger are presented as if they had been outstandingduring the year presented.

See the accompanying notes to unaudited pro forma condensed consolidated financial statements

AAMPRO GROUP, INC. AND SUBSIDIARIES
INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2007, and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007, and the pro forma condensed consolidated statement of income for the year ended December 31, 2006, to reflect the Merger of AAMPRO Group, Inc. and Subsidiaries and Vital Consultants, L.L.C.

A. To record the issuance of stock and recapitalization of the Company.